UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2010

REGAN HOLDING CORP.
(Exact name of registrant as specified in its charter)
California	000-19704	68-0211359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2090 Marina Avenue Petaluma, California 94954 (Address of principal executive offices) (707) 778-8638 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Regan Holding Corp., a California corporation (“Regan”) held a special meeting of its stockholders (the “Meeting”) on Tuesday, April 20, 2010 at 8:00 a.m. Pacific Standard Time at Regan's headquarters located at 2090 Marina Avenue, Petaluma, California 94954, in connection with the Agreement and Plan of Merger dated as of December 1, 2009, between Regan and The Legacy Alliance, Inc. (“Legacy”), as amended by that First Amendment to Agreement and Plan of Merger, dated as of January 29, 2010, between Regan and Legacy (as so amended, the “Merger Agreement”).  Pursuant to the Merger Agreement, Regan will merge with and into Legacy, with Legacy continuing as the surviving corporation (the “Merger”).  Under the terms of the Merger Agreement, any shareholder who is the record holder of less than 4,500 shares of Regan Series A Common Stock and/or Regan Series B Common Stock (together, “Regan Common Stock”) will receive $0.10 in cash in exchange for each share of Regan Common Stock that he or she owns, and any shareholder who is the record holder of 4,500 or more shares of Regan Common Stock will receive one share of Legacy common stock (“Legacy Common Stock”) for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share for any remaining shares of Regan Common Stock in lieu of any fractional shares of Legacy Common Stock.

The Meeting was held in order to approve the Merger contemplated by the Merger Agreement.  At the close of business on March 26, 2010, the record date for the determination of shareholders entitled to vote at the Meeting, there were 24,076,000 shares of Regan common stock outstanding.

The following is a summary of the voting results for approval of the Merger.

FOR:

16,062,311

AGAINST:

88,188

ABSTAIN:

56,797

The votes in favor of the Merger represented 67.3% of the outstanding shares of Regan common stock as of the record date and 67.3% of the shares voted at the meeting.

Item 8.01. Other Events.

On April 20, 2010, Regan and Legacy will file certificates of merger with the Delaware Secretary of State and the California Secretary of State, which will complete the Merger.  Regan also intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requesting that Regan Common Stock be deregistered and that Regan's reporting obligations under the Exchange Act be suspended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAN HOLDING CORP.

(Registrant)

Date: April 20, 2010

/s/ R. Preston Pitts

R. Preston Pitts

President, Chief Financial Officer and

Chief Operating Officer